THE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
10/13/99        E.I. du Pont de Nemours and Company (DD) 6.75%
		due 10/15/04 Mdy Aa3/S&P AA-

Shares            Price         Amount
3,560,000        $99.726     $3,550,245.60

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A       0.350%        0.35600%          0.35600%

     Broker
Morgan Stanley Dean Witter

Underwriters of E.I. du Pont de Nemours and Company (DD) 6.75% due 10/15/04 Mdy Aa3/S&P AA-

U.S. Underwriters                                  Number of Shares
Credit Suisse First Boston Corp.                        425,000,000
Morgan Stanley Dean Witter                              425,000,000
Blaylock & Partners                                      18,750,000
Chase Securities, Inc.                                   18,750,000
Deutsche Bank Securities, Inc.                           18,750,000
Goldman Sachs & Co.                                      18,750,000
J.P. Morgan Securities                                   18,750,000
Salomon Smith Barney                                     18.750,000
Warburg Dillon Read LLC                                  18,750,000
Williams Capital Group LP                                18,750,000
   Total                                              1,000,000,000


THE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
11/05/99        Georgia-Pacific Corp. (GP) 7.75% due
		11/15/29 Mdy Baa2/SW&P BBB-


Shares            Price         Amount
5,300,000        $99.158     $5,255,374.00

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A       0.875%       1.060000%          1.2000%

     Broker
SBC Warburg Dillon Read

Underwriters of Georgia-Pacific Corp. (GP) due 11/15/29
Mdy Baa2/S&P BBB-

U.S. Underwriters                                  Number of Shares
Morgan Stanley Dean Witter                              150,000,000
Warburg Dillon Read                                     150,000,000
Bank of America Securities LLC                           50,000,000
Goldman Sachs & Co.                                      50,000,000
Saloman Smith Barney                                     50,000,000
Chase Securites, Inc.                                    25,000,000
Commerzbank AG                                           25,000,000
  Total                                                 500,000,000


THE VISTA SELECT BOND FUND
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date            Issue
03/02/00        Raytheon Company (RTN) 7.90% due 03/01/03
		Mdy Baa2/S&P BBB- (144A)

Shares            Price         Amount
6,700,000        $99.830     $6,688,610.00

					% of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      Chase Vista Funds
N/A          N/A        0.83750%          1.32125%

     Broker
Morgan Stanley Dean Witter

Underwriters of Raytheon Company (RTN)7.9%  due 03/01/03
Mdy Baa2/S&P BBB- (144A)

U.S. Underwriters                                Number of Shares
Credit Suisse First Boston Corp.                     190,000,000
Morgan Stanley Dean Witter                           190,000,000
Bank of America Securities LLC                        46,000,000
Salomon Smith Barney                                  46,000,000
J.P. Morgan Securities                                46,000,000
Chase Securities, Inc.                                44,800,000
Lehman Brothers                                       36,800,000
Bank One Capital Markets                              32,000,000
FleetBoston Robertson Stephens                        22,000,000
Wachovia Securities Inc.                              21,200,000
CIBC World Markets                                    16,400,000
Credit Lyonnais Securities (USA) I                    16,400,000
SG Cowen Securities Corp.                             16,400,000
BNP Paribas Group                                     16,000,000
Commerzbank Capital Markets Corp.                     16,000,000
First Union Securities                                16,000,000
Scotia Capital Inc.                                   14,000,000
ABN AMRO                                               8,000,000
Williams Capital Group LP                              6,000,000
   Total                                             800,000,000